CONTACT:     Paul D. Baker
Comverse Technology, Inc.
(212) 739-1060

Comverse Technology Announces Fourth Quarter and Full Fiscal 2011 Results;
Files Form 10-K;
Conference Call to Discuss Selected Financial Information to be Held Today at 8:30 AM

NEW YORK, NY, April 3, 2012 - Comverse Technology, Inc. (“CTI”; Nasdaq: CMVT) today announced its results for the fourth quarter ("Q4") and full fiscal year ended January 31, 2012 and filed its annual report on Form 10-K for the fiscal year ended January 31, 2012 ("fiscal 2011").
Consolidated Highlights: Below is selected consolidated financial information for Q4 and fiscal 2011 prepared in accordance with generally accepted accounting principles (“GAAP”) and, where indicated, not in accordance with GAAP (“non-GAAP”).

	Three Months Ended January 31,		Fiscal Years Ended January 31,
(in thousands)	2012	2011	2012	2011
Revenue	$405,455	$430,837	$1,594,397	$1,623,427
GAAP net income (loss) attributable to Comverse Technology, Inc. - basic	$4,476	$15,429	$(58,726)	$(132,322)
GAAP earnings (loss) per share attributable to Comverse Technology, Inc.'s shareholders - basic	$0.02	$0.08	$(0.28)	$(0.64)
GAAP earnings (loss) per share attributable to Comverse Technology, Inc.'s shareholders - diluted	$0.02	$0.07	$(0.28)	$(0.65)
Non-GAAP net income attributable to Comverse Technology, Inc. - basic (1)	$30,298	$117,466	$81,887	$107,067
Non-GAAP earnings per share attributable to Comverse Technology, Inc.'s shareholders - basic	$0.14	$0.57	$0.39	$0.52
Non-GAAP earnings per share attributable to Comverse Technology, Inc.'s shareholders - diluted	$0.14	$0.57	$0.39	$0.48
CTI is a holding company that conducts business through its subsidiaries, principally, its wholly-owned subsidiary, Comverse, Inc. (“Comverse”), and its majority-owned subsidiaries, Verint Systems Inc. (“Verint”) and Starhome B.V. (“Starhome”). As previously disclosed, CTI intends to distribute 100% of the shares of Comverse to CTI shareholders on a pro rata basis. For the current fiscal periods, CTI's reportable segments were Comverse Business Support Systems (“Comverse BSS”), Comverse Value-Added Services (“Comverse VAS”), and Verint. The results of operations of all of the other operations of the company, including the Comverse Mobile Internet operating segment (“Comverse MI”), Comverse's Netcentrex operations, Comverse's global corporate functions that support its business units, Starhome, miscellaneous operations and CTI's holding company operations are included in the column captioned “All Other” in the business segment information provided.
Charles Burdick, Chairman and Chief Executive Officer of CTI said, “We achieved operating income and positive operating cash flow for the quarter in each of our three subsidiaries, building a solid foundation to support our future success. The financial results of our Comverse subsidiary continue to reflect the impact of our business transformation and the revenue recognition of significant backlog attributable to prior fiscal years due to the application of current accounting policies.  Although due to several project deferrals we did not experience expected fourth quarter strength in BSS customer solution order activity, our pipeline remains strong and we expect growth in BSS customer order activity. We continue to gain recognition as a leader in the emerging converged billing BSS segment, with additional new Comverse ONE customer wins along with marketplace and analyst endorsements. Comverse also continues to reinforce its leading market position in value-added services, and its new IP messaging platform and cloud-based Service Enablement Middleware solution has attracted considerable interest among service providers. Our majority-owned Verint and Starhome subsidiaries again delivered strong operating and market performance.”

(1)
“Non-GAAP net income attributable to Comverse Technology, Inc.” and “Non-GAAP earnings per share attributable to Comverse Technology, Inc.'s shareholders” have not been prepared in accordance with GAAP. See “Presentation of Non-GAAP Financial Measures” and “Consolidated Reconciliation of GAAP to Non-GAAP Financial Measures” below.

Comverse Subsidiary Highlights: Below is selected financial information for the three months and fiscal years ended January 31, 2012 and 2011 for the company's Comverse subsidiary.

Comverse Subsidiary: (2)	Three Months Ended January 31,		Fiscal Year Ended January 31,
(in thousands)	2012	2011	2012	2011
Revenue	$180,798	$234,857	$768,059	$860,232
Intercompany revenue	743	960	3,098	2,604
Total revenue	$181,541	$235,817	$771,157	$862,836
Costs and expenses:
Cost of revenue	$103,651	$119,757	$467,508	$472,884
Intercompany purchases	(269)	96	1,359	1,004
Research and development, net	20,248	33,788	94,238	148,817
Selling, general and administrative	42,046	64,218	175,882	269,973
Other operating expenses	5,840	1,158	20,728	29,934
Total costs and expenses	$171,516	$219,017	$759,715	$922,612
Income (loss) from operations	$10,025	$16,800	$11,442	$(59,776)
Expense adjustments	$9,798	$26,917	$62,403	$133,783
Comverse performance	$19,823	$43,717	$73,845	$74,007

Interest expense	$(199)	$(494)	$(953)	$(900)
Depreciation and amortization	$(8,251)	$(9,255)	$(34,165)	$(38,705)
Other non-cash items (a)	$(1,056)	$(328)	$(2,331)	$(923)

Operating margin	5.5%	7.1%	1.5%	(6.9)%
Comverse performance margin	10.9%	18.5%	9.6%	8.6%

(a)	Other non-cash items consist of write-downs of property and equipment.

Revenue from customer solutions for the quarters and fiscal years ended January 31, 2012 and 2011 was $103.8 million, $151.9 million, $448.8 million and $531.7 million, respectively, and maintenance revenue for such fiscal periods was $77.7 million, $83.9 million, $322.4 million and $331.1 million, respectively.

(2)
For additional information concerning the presentation of financial information for the company's Comverse subsidiary and the computation of “Comverse Performance,” see “Supplemental Financial Information” below.

Comverse BSS and VAS Segment Highlights: Below is selected financial information for the three months and fiscal years ended January 31, 2012 and 2011 the company's Comverse BSS and Comverse VAS segments, as well as Comverse Other:

	Three Months Ended January 31,		Fiscal Year Ended January 31,
(in thousands)	2012	2011	2012	2011
Comverse BSS
Total and segment revenue	$86,605	$98,351	$365,008	$340,502
Gross margin	47.5%	40.3%	45.3%	43.5%
Income from operations	$20,753	$19,188	$77,095	$56,354
Operating margin	24.0%	19.5%	21.1%	16.6%
Segment performance	$25,127	$23,680	$96,776	$76,416
Segment performance margin	29.0%	24.1%	26.5%	22.4%

Comverse VAS
Total and segment revenue	$80,179	$119,898	$356,413	$460,899
Gross margin	45.4%	62.9%	45.3%	56.7%
Income from operations	$24,915	$56,029	$123,936	$175,327
Operating margin	31.1%	46.7%	34.8%	38.0%
Segment performance	$25,406	$56,033	$125,963	$175,657
Segment performance margin	31.7%	46.7%	35.3%	38.1%

Comverse Other (a)
Total revenue (b)	$14,757	$17,568	$49,736	$61,435
Gross margin	4.3%	5.0%	(48.7%)	(33.2%)
Loss from operations	$(35,643)	$(58,417)	$(189,589)	$(291,457)
Operating margin	(241.5%)	(332.5%)	(381.2%)	(474.4%)
Comverse Other performance	$(30,710)	$(35,996)	$(148,894)	$(178,066)
Comverse Other performance margin	(208.1%)	(204.9%)	(299.4%)	(289.8%)
(a) Consists of all the operations of the company's Comverse Subsidiary, other than the company's Comverse BSS and Comverse VAS segments.
(b) Includes intercompany revenue of $0.7 million, $1.0 million, $3.1 million and $2.6 million for the three months and fiscal years ended January 31, 2012 and 2011, respectively.

Revenue from Comverse BSS customer solutions for the quarters and fiscal years ended January 31, 2012 and 2011 was $41.6 million, $63.8 million, $210.0 million and $198.8 million, respectively, and BSS maintenance revenue for such fiscal periods was $45.0 million, $34.6 million, $155.0 million and $141.7 million, respectively.

Revenue from Comverse VAS customer solutions for the quarters and fiscal years ended January 31, 2012 and 2011 was $49.8 million, $73.9 million, $202.3 million and $284.8 million, respectively, and VAS maintenance revenue for such fiscal periods was $30.4 million, $46.0 million, $154.1 million and $176.1 million, respectively.

Revenue from customer solutions at Comverse Other for the quarters and fiscal years ended January 31, 2012 and 2011 was $12.5 million, $14.3 million, $36.4 million and $48.1 million, respectively, and maintenance revenue at Comverse Other for such fiscal periods was $2.3 million, $3.3 million, $13.3 million and $13.3 million, respectively.

In addition, costs and operating expenses at Comverse Other for the current fiscal year decreased by $113.6  million due to a significant decline in compliance-related professional fees incurred in connection with our efforts to file periodic reports and the successful implementation of the Phase II Business Transformation.

Starhome Highlights: Below is selected financial information for the three months and fiscal years ended January 31, 2012 and 2011 for the company's Starhome subsidiary.

	Three Months Ended January 31,		Fiscal Year Ended January 31,
(in thousands)	2012	2011	2012	2011
Starhome
Total revenue (a)	$12,395	$9,289	$45,049	$37,201
Income from operations	$2,056	$(174)	$7,821	$2,710
(a) Includes intercompany revenue of $0.3 million, $0.2 million, $1.4 million and $0.8 million for the three months and fiscal years ended January 31, 2012 and 2011, respectively.
Selected Balance Sheet Highlights: Below is selected balance sheet data as of January 31, 2012, October 31, 2011 and January 31, 2011 for CTI and its Comverse subsidiary:

(in millions)	As of January 31, 2012		As of October 31, 2011	As of January 31, 2011
CTI and Comverse Subsidiary
Cash and cash equivalents	$331.8	370,418	$280.8	$389.7
Restricted cash and bank time deposits	$38.6	38,646	$61.8	$67.9
Total	$370.4		$342.6	$457.6
Indebtedness	$2.2		$2.2	$8.2
During the fiscal quarter ended January 31, 2012, cash and cash equivalents, restricted cash and bank time deposits increased as a result of the $49.2 million of proceeds received from sales of substantially all of CTI's ARS portfolio. In addition, for the current fiscal quarter, Comverse had positive cash flows from operations.
Such increases were partially offset primarily by $18.3 million in payments under shareholder litigation settlement agreements, $7.5 million paid for professional fees, $7.0 million in restructuring payments and $5.5 million in strategic evaluation related costs. In addition, during the fiscal quarter ended January 31, 2012, CTI had cash outflows attributable to expenses associated with its holding company structure.
Backlog
As of January 31, 2012 and 2011, Comverse had a backlog of approximately $982 million and $1,173 million, respectively.  Approximately 55% of Comverse's backlog as of January 31, 2012 is not expected to be filled in the fiscal year ending January 31, 2013. Comverse defines “backlog” as projected revenue from signed orders not yet recognized, excluding revenue from maintenance agreements. Orders constituting backlog may be reduced, cancelled or deferred by customers. Approximately $20 million of the decline in backlog is attributable to order cancellations by customers due to project cancellations and project size reductions.
Verint Segment
Verint is a majority-owned subsidiary of CTI. Its common stock is traded on the NASDAQ Global Market under the symbol “VRNT.” As previously disclosed, CTI is exploring options to maximize the value of its equity interests in Verint for the benefit of the shareholders of both CTI and Verint. The ultimate execution of any alternative will take into account a number of considerations, including, without limitation, tax efficiency and, depending upon the circumstances, the separate recommendation of Verint's directors who are not directors or officers of CTI.
For additional information concerning Verint's results for the fourth quarter and full fiscal year ended January 31, 2012, please see the press release issued by Verint on March 28, 2012, which is available on Verint's website, www.verint.com and is included as an exhibit to the Current Report on Form 8-K filed by Verint with the Securities and Exchange Commission (the “SEC”), and Verint's annual report on Form 10-K for the fiscal year ended January 31, 2012.

Conference Call Information
We will be conducting a conference call today at 8:30 am Eastern Daylight Time to discuss our results for the fourth quarter and full fiscal year.  An on-line, real-time webcast of the conference call will be available on our website at www.cmvt.com. The conference call can also be accessed live via telephone at 1-678-825-8369.  Please dial in 5-10 minutes prior to the scheduled start time.
A replay of the call will be available, beginning at approximately 11:00 am on April 3, 2012, for thirty days, at 1-404-537-3406, and archived via webcast at www.cmvt.com. The replay access code is 66479453.
Segment Performance
CTI evaluates its business by assessing the performance of each of its operating segments. CTI's Chief Executive Officer is its chief operating decision maker (“CODM”). The CODM uses segment performance, as defined below, as the primary basis for assessing the financial results of the operating segments and for the allocation of resources. Segment performance, as the company defines it in accordance with the Financial Accounting Standard Board's (“FASB”) guidance relating to segment reporting, is not necessarily comparable to other similarly titled captions of other companies. Segment performance, as defined by management, represents operating results of a segment without the impact of significant expenditures incurred by the segment in connection with the efforts to become or remain current in periodic reporting obligations under the federal securities laws which are expected to be eliminated over time, certain non-cash charges, and certain other gains and charges.
Segment performance is computed by management as income (loss) from operations adjusted for the following: (i) stock-based compensation expense; (ii) amortization of acquisition-related intangibles; (iii) compliance-related professional fees; (iv) compliance-related compensation and other expenses; (v) strategic evaluation related costs; (vi) impairment of property and equipment (vii) impairment charges; (viii) litigation settlements and related costs; (ix) acquisition-related charges; (x) restructuring and integration charges; and (xi) certain other gains and charges. Compliance-related professional fees and compliance-related compensation and other expenses relate to fees and expenses incurred in connection with the Company's efforts to (a) complete current and previously issued financial statements and audits of such financial statements, (b) become current in its periodic reporting obligations under the federal securities laws, and (c) remediate material weaknesses in internal control over financial reporting. Compliance-related professional fees and compliance-related compensation and other expenses recorded for the fiscal year ended January 31, 2012 also relate to fees and expenses incurred in connection with the timely filing of certain periodic reports which fees and expenses are expected to be eliminated over time as the company enhances its internal finance and accounting personnel to replace external consultants currently assisting it in the preparation of periodic reports. Strategic evaluation related costs include financial advisory, accounting, tax, consulting and legal fees incurred in connection with the proposed Comverse share distribution.
In evaluating each segment's performance, management uses segment revenue, which consists of revenue generated by the segment, including intercompany revenue. Certain segment performance adjustments relate to expenses included in the calculation of income (loss) from operations, while, from time to time, certain segment performance adjustments may be presented as adjustments to revenue. In calculating Verint's segment performance for the fiscal year ended January 31, 2012, the presentation of segment revenue gives effect to segment revenue adjustments that represent the impact of fair value adjustments required under the FASB's guidance relating to acquired customer support contracts that would have otherwise been recognized as revenue on a stand-alone basis with respect to acquisitions consummated by Verint during the periods presented. Verint did not have segment revenue adjustments for the fiscal years ended January 31, 2011 and 2010.
Presentation of Non-GAAP Financial Measures
CTI provides Non-GAAP net income attributable to Comverse Technology, Inc. and Non-GAAP earnings per share attributable to Comverse Technology, Inc.'s shareholders as additional information for its operating results. These measures are not in accordance with, or alternatives for, GAAP financial measures and may be different from, or not comparable to similarly titled or other non-GAAP financial measures used by other companies. CTI believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding certain additional financial and business trends relating to its results of operations as viewed by management in monitoring the company's businesses. In addition, management uses these non-GAAP financial measures for reviewing financial results and for planning purposes. See “Consolidated Reconciliation of GAAP to Non-GAAP Financial Measures” below.

About Comverse Technology, Inc.
Comverse Technology, Inc., through its wholly-owned subsidiary Comverse, is the world's leading provider of software and systems enabling converged billing and active customer management and value-added voice, messaging and mobile Internet services. Comverse's extensive customer base spans more than 125 countries and covers over 450 communication service providers serving more than two billion subscribers. CTI also holds majority ownership positions in Verint (Nasdaq: VRNT) and privately-held Starhome.
Forward-Looking Statements
Certain statements appearing in this press release constitute “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. The risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially are described in CTI's filings with the SEC, including, without limitation, in Item 1A, "Risk Factors" and Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the fiscal 2011 Form 10-K, and include the risk of diminishment in our capital resources as a result of, among other things, future negative cash flows from operations at Comverse, the continued incurrence of professional fees by CTI and Comverse in connection with the filing by CTI of periodic reports under the federal securities laws and the remediation of material weaknesses in internal control over financial reporting and the costs associated with the proposed distribution by CTI of 100% of the shares of Comverse, Inc. to CTI shareholders on a pro rata basis (the “Comverse share distribution”); the risk that if Comverse BSS customer solution order activity does not increase, Comverse's revenue and profitability would likely be materially adversely affected and we may be required to implement further cost reduction measures to preserve or enhance our cash position; risks related to the implementation of Comverse's strategy to expand its BSS business and pursue primarily higher margin VAS projects that resulted and may continue to result in lower VAS revenue, which may not be offset by increases in BSS revenue, if any; Comverse's advanced offerings may not be widely adopted by existing and potential customers and increases in revenue from Comverse's advanced offerings, if any, may not exceed or fully offset potential declines in revenue from traditional solutions; the potential loss of business opportunities due to continued concern on the part of customers and partners, about our financial condition; the difficulty in predicting quarterly and annual operating results as a result of the high percentage of orders typically generated late in the fiscal quarter and in the fiscal year, lengthy and variable sales cycles, competitive bidding process required by customers, focus on large customers and installations and short delivery windows required by customers; the effects of any potential decline or weakness in the global economy on the telecommunications industry, which may result in reduced information technology spending and reduced demand for our subsidiaries' products and services; risks associated with the proposed Comverse share distribution, including, the potential harm to our business as a result of management's distraction from our business due to our efforts to complete the Comverse share distribution, the incurrence of expenses in connection therewith in excess of our expectations, and the risks that if the Comverse share distribution is completed, each of CTI and Comverse will be smaller companies that may be subject to increased instability, our share price may decline if there are excessive sales of our stock by shareholders that invested in our company because of our holdings in Comverse and, prior to any elimination of the CTI holding company structure, our dependence on Comverse's performance of various transition services agreements necessary for our ongoing operations; the risk that we will not be able to complete the proposed Comverse share distribution due to our inability to satisfy the requisite conditions thereto, including, among others, receipt of Board and shareholder approval, completion of review process of the related registration statement by the SEC and, if required, a favorable ruling from the Internal Revenue Service; rapidly changing technology in our subsidiaries' industries and our subsidiaries' ability to enhance existing products and develop and market new products; our subsidiaries' dependence on contracts for large systems and large installations for a significant portion of their sales and operating results, including, among other things, the lengthy, complex and highly competitive bidding and selection process, the difficulty predicting their ability to obtain particular contracts and the timing and scope of these opportunities; the deferral or loss of one or more significant orders or customers or a delay in an expected implementation of such an order could materially and adversely affect our results of operations in any fiscal period; the potential incurrence by our subsidiaries of penalties if their solutions develop operational problems and significant costs to correct previously undetected operational problems in their complex solutions; and other risks described in the company's filings with the SEC. The documents and reports we file with the SEC are available through CTI, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov. CTI undertakes no commitment to update or revise any forward-looking statements except as required by law.

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands, except share and per share data)

	January 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$515,637	$581,390
Restricted cash and bank time deposits	41,756	73,117
Auction rate securities	272	72,441
Accounts receivable, net of allowance of $12,202 and $13,237, respectively	290,599	319,628
Inventories, net	44,405	66,612
Deferred cost of revenue	47,203	51,470
Deferred income taxes	23,555	39,644
Prepaid expenses and other current assets	100,799	91,760
Total current assets	1,064,226	1,296,062
Property and equipment, net	75,713	66,843
Goodwill	1,060,160	967,224
Intangible assets, net	206,907	196,460
Deferred cost of revenue	121,392	158,703
Deferred income taxes	19,321	20,766
Other assets	101,455	107,864
Total assets	$2,649,174	$2,813,922
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$383,831	$401,940
Convertible debt obligations	2,195	2,195
Deferred revenue	522,575	559,873
Deferred income taxes	9,798	13,661
Bank loans	6,228	6,000
Litigation settlement	—	146,150
Income taxes payable	8,820	11,486
Other current liabilities	41,950	50,280
Total current liabilities	975,397	1,191,585
Bank loans	591,151	583,234
Deferred revenue	230,668	270,934
Deferred income taxes	85,015	52,953
Other long-term liabilities	214,191	229,329
Total liabilities	2,096,422	2,328,035
Commitments and contingencies
Equity:
Comverse Technology, Inc. shareholders’ equity:
Common stock, $0.10 par value - authorized, 600,000,000 shares; issued 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,533,916 shares, respectively	21,971	20,494
Treasury stock, at cost, 1,071,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,086	2,088,717
Accumulated deficit	(1,766,364)	(1,707,638)
Accumulated other comprehensive (loss) income	(4,174)	14,919
Total Comverse Technology, Inc. shareholders’ equity	441,508	413,008
Noncontrolling interest	111,244	72,879
Total equity	552,752	485,887
Total liabilities and equity	$2,649,174	$2,813,922

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended January 31,		Fiscal Years Ended January 31,
	2012	2011	2012	2011
Revenue:
Product revenue	$177,522	$166,984	$689,046	$692,448
Service revenue	227,933	263,853	905,351	930,979
Total revenue	405,455	430,837	1,594,397	1,623,427
Costs and expenses:
Product costs	72,918	62,395	279,942	263,429
Service costs	106,981	120,452	465,222	455,084
Research and development, net	52,006	59,825	213,712	253,089
Selling, general and administrative	151,443	163,482	582,878	689,306
Other operating expenses (income):
Litigation settlements	—	—	4,880	(17,500)
Restructuring charges	5,840	1,158	20,728	29,934
Total other operating expenses (income):	5,840	1,158	25,608	12,434
Total costs and expenses	389,188	407,312	1,567,362	1,673,342
Income (loss) from operations	16,267	23,525	27,035	(49,915)
Interest income	841	1,270	4,334	4,105
Interest expense	(8,007)	(9,572)	(33,332)	(30,813)
Loss on extinguishment of debt	—	—	(8,136)	—
Other income (expense), net	13,778	(786)	22,031	6,392
Income (loss) before income tax (provision) benefit	22,879	14,437	11,932	(70,231)
Income tax (provision) benefit	(7,158)	12,231	(42,951)	(37,232)
Net income (loss) from continuing operations	15,721	26,668	(31,019)	(107,463)
Loss from discontinued operations, net of tax	—	(7,039)	—	(11,039)
Net income (loss)	15,721	19,629	(31,019)	(118,502)
Less: Net income attributable to noncontrolling interest	(11,245)	(4,200)	(27,707)	(13,820)
Net income (loss) attributable to Comverse Technology, Inc.	$4,476	$15,429	$(58,726)	$(132,322)
Weighted average common shares outstanding:
Basic	215,405,278	205,245,675	208,301,686	205,162,720
Diluted	216,059,028	206,229,268	208,301,686	205,162,720
Earnings (loss) per share attributable to Comverse Technology, Inc.’s shareholders:
Basic earnings (loss) per share
Continuing operations	$0.02	$0.10	$(0.28)	$(0.61)
Discontinued operations	—	(0.02)	—	(0.03)
Basic earnings (loss) per share	$0.02	$0.08	$(0.28)	$(0.64)
Diluted earnings (loss) per share
Continuing operations	$0.02	$0.09	$(0.28)	$(0.62)
Discontinued operations	—	(0.02)	—	(0.03)
Diluted earnings (loss) per share	$0.02	$0.07	$(0.28)	$(0.65)
Net income (loss) attributable to Comverse Technology, Inc.
Net income (loss) from continuing operations	$4,476	$19,136	$(58,726)	$(125,617)
Loss from discontinued operations, net of tax	—	(3,707)	—	(6,705)
Net income (loss) attributable to Comverse Technology, Inc.	$4,476	$15,429	$(58,726)	$(132,322)

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Fiscal Years Ended January 31,
	2012	2011
Cash flows from operating activities:
Net loss	$(31,019)	$(118,502)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash items	148,768	181,963
Changes in operating assets and liabilities, net of effects of business combinations:
Accounts receivable	22,996	(10,937)
Inventories	(2,156)	(2,941)
Deferred cost of revenue	42,264	43,977
Prepaid expenses and other current assets	12,437	5,403
Accounts payable and accrued expenses	(47,972)	(55,765)
Deferred revenue	(79,255)	(160,799)
Other assets and liabilities	(100,622)	2,357
Other, net	275	(7,676)
Net cash used in operating activities—continuing operations	(34,284)	(122,920)
Net cash used in operating activities—discontinued operations	—	(4,362)
Net cash used in operating activities	(34,284)	(127,282)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	75,475	57,256
Proceeds from sale of Verint Systems, Inc. shares of common stock	—	76,475
Proceeds from sale of Ulticom, Inc., net of cash sold	—	2,627
Acquisition of businesses, net of cash acquired	(109,780)	(23,485)
Purchase of property and equipment	(19,037)	(20,342)
Capitalization of software development costs	(3,399)	(2,527)
Net change in restricted cash and bank time deposits	29,414	6,966
Proceeds from asset sales	1,421	27,345
Settlement of derivative financial instruments not designated as hedges	(1,256)	(33,506)
Other, net	172	(12)
Net cash (used in) provided by investing activities—continuing operations	(26,990)	90,797
Net cash provided by investing activities—discontinued operations	—	64,581
Net cash (used in) provided by investing activities	(26,990)	155,378
Cash flows from financing activities:
Debt issuance costs and other debt-related costs	(15,276)	(4,039)
Borrowings under lines of credit	—	12,000
Proceeds from borrowings, net of original issuance discount	597,136	—
Repayment of bank loans, long-term debt and other financing obligations	(593,580)	(44,163)
Repurchase of common stock	(4,527)	(1,906)
Net (payments) proceeds from (repurchase) issuance of common stock by subsidiaries	(1,655)	36,641
Excess tax benefits from stock awards plans	847	815
Proceeds from exercises of stock options	14,587	—
Dividends paid to noncontrolling interest	(1,930)	(2,191)
Other, net	(1,969)	—
Net cash used in financing activities—continuing operations	(6,367)	(2,843)
Net cash used in financing activities—discontinued operations	—	(21,467)
Net cash used in financing activities	(6,367)	(24,310)
Effects of exchange rates on cash and cash equivalents	1,888	2,732
Net (decrease) increase in cash and cash equivalents	(65,753)	6,518
Cash and cash equivalents, beginning of year including cash of discontinued operations	581,390	574,872
Cash and cash equivalents, end of year including cash of discontinued operations	$515,637	$581,390
Less: Cash and cash equivalents of discontinued operations, end of year	—	—
Cash and cash equivalents, end of year	$515,637	$581,390

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

Table of Reconciliation from GAAP Net Income (Loss) Attributable to Comverse Technology, Inc. to Non-GAAP Net Income Attributable to Comverse Technology, Inc.	Three Months Ended January 31,		Fiscal Years Ended January 31,
(In Thousands)	2012	2011	2012	2011
Net income (loss) attributable to Comverse Technology, Inc.	$4,476	$15,429	$(58,726)	$(132,322)
Revenue adjustments related to acquisitions	7,426	—	13,599	—
Stock-based compensation expense	8,952	9,811	37,033	57,398
Amortization of acquisition-related intangibles	13,705	12,344	52,610	49,059
Compliance-related professional fees	3,232	27,135	37,198	161,717
Compliance-related compensation and other expenses	1,237	1,789	6,719	4,587
Strategic evaluation related costs	4,856	1,375	11,144	3,065
Impairment charges	1,056	—	2,331	—
Litigation settlements and related costs	328	88	5,772	(17,060)
Acquisition-related charges	1,684	341	9,061	1,690
Restructuring and integration charges	5,840	1,158	20,728	29,934
Other	(1,138)	2,374	3,159	(268)
Impairment of auction rate securities	—	—	—	407
Impairment of UBS put	—	—	—	6,696
Unrealized (gains) losses on derivatives, net	(634)	829	(645)	(5,508)
Loss on extinguishment of debt	—	—	8,136	—
Loss from discontinued operations, net of tax	—	3,707	—	6,705
Income from litigation settlement	—	—	(4,750)	—
Tax impact on Non-GAAP adjustments (1)	(6,724)	58,648	(8,099)	(9,979)
Noncontrolling interest impact of Non-GAAP adjustments (2)	(13,998)	(17,562)	(53,383)	(49,054)
Total Non-GAAP adjustments	25,822	102,037	140,613	239,389
Non-GAAP net income attributable to Comverse Technology, Inc.	$30,298	$117,466	$81,887	$107,067

Non-GAAP Earnings Per Share Attributable to Comverse Technology, Inc.’s Shareholders	Three Months Ended January 31,		Fiscal Years Ended January 31,
(in thousands, except per share data)	2012	2011	2012	2011
Numerator:
Non-GAAP net income attributable to Comverse Technology, Inc. - basic	$30,298	$117,466	$81,887	$107,067
Adjustment for subsidiary stock options	(307)	(774)	(1,027)	(7,573)
Non-GAAP net income attributable to Comverse Technology, Inc. - diluted	$29,991	$116,692	$80,860	$99,494

Denominator:
Basic weighted average common shares outstanding	215,405	205,246	208,302	205,163
Convertible debt obligations	117	117	117	117
Stock options	75	215	342	238
Restricted awards	462	652	355	501
Diluted weighted average common shares outstanding	216,059	206,230	209,116	206,019

Non-GAAP earnings per share attributable to Comverse Technology, Inc.'s shareholders
Basic	$0.14	$0.57	$0.39	$0.52
Diluted	$0.14	$0.57	$0.39	$0.48

(1)	The tax impact on the Non-GAAP adjustments is an allocation of the tax (provision) benefit as applied to the consolidated income (loss) before income tax (provision) benefit.

(2)	Represents the minority shareholders' interest in Non-GAAP adjustments attributable to Verint and Starhome.

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited)

	Comverse BSS		Comverse VAS		Verint	All Other	Eliminations	Consolidated
	(In thousands)
Three Months Ended January 31, 2012:
Revenue	$86,605		$80,179		$211,993	$26,678	$—	$405,455
Intercompany revenue	—		—		—	474	(474)	—
Total revenue	$86,605		$80,179		$211,993	$27,152	$(474)	$405,455
Costs and expenses:
Cost of revenue	$45,491		$43,763		$73,764	$16,951	$(70)	$179,899
Intercompany purchases	—		—		—	474	(474)	—
Research and development, net	13,506	—	5,982	59,825	29,361	3,157	—	52,006
Selling, general and administrative	6,855		5,519		80,916	58,141	12	151,443
Other operating expenses	—		—		—	5,840	—	5,840
Total costs and expenses	$65,852		$55,264		$184,041	$84,563	$(532)	$389,188
Income (loss) from operations	$20,753		$24,915		$27,952	$(57,411)	$58	$16,267
Computation of segment performance:
Total revenue	$86,605		$80,179		$211,993	$27,152
Segment revenue adjustment	—		—		7,426	—
Segment revenue	$86,605		$80,179		$219,419	$27,152
Total costs and expenses	$65,852		$55,264		$184,041	$84,563
Segment expense adjustments:
Stock-based compensation expense	—		—		7,069	1,883
Amortization of acquisition-related intangibles	4,067		—		9,638	—
Compliance-related professional fees	—		—		1	3,231
Compliance-related compensation and other expenses	137		258		—	842
Strategic evaluation related costs	—		—		—	4,856
Impairment charges	170		233		—	653
Litigation settlements and related costs	—		—		—	328
Acquisition-related charges	—		—		1,684	—
Restructuring and integration charges	—		—		—	5,840
Other	—		—		(1,145)	7
Segment expense adjustments	4,374		491		17,247	17,640
Segment expenses	61,478		54,773		166,794	66,923
Segment performance	$25,127		$25,406		$52,625	$(39,771)
Interest expense	$—		$—		$(7,802)	$(205)	$—	$(8,007)
Depreciation and amortization	$(4,652)		$(1,426)		$(13,888)	$(2,393)	$—	$(22,359)
Other non-cash items (1)	$(170)		$(238)		$(4)	$(648)	$—	$(1,060)

(1)	Other non-cash items consist primarily of write-downs of property and equipment and capitalized software.

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION (CONTINUED)
(Unaudited)

	Comverse BSS	Comverse VAS	Verint	All Other	Eliminations	Consolidated
	(In thousands)
Three Months Ended January 31, 2011:
Revenue	$98,351	$119,898	$186,869	$25,719	$—	$430,837
Intercompany revenue	—	—	—	1,138	(1,138)	—
Total revenue	$98,351	$119,898	$186,869	$26,857	$(1,138)	$430,837
Costs and expenses:
Cost of revenue	$58,705	$44,452	$61,250	$18,733	$(293)	$182,847
Intercompany purchases	—	—	—	1,048	(1,048)	—
Research and development, net	14,238	14,960	23,981	6,646	—	59,825
Selling, general and administrative	6,220	4,457	78,743	74,055	7	163,482
Other operating expenses	—	—	—	1,158	—	1,158
Total costs and expenses	$79,163	$63,869	$163,974	$101,640	$(1,334)	$407,312
Income (loss) from operations	$19,188	$56,029	$22,895	$(74,783)	$196	$23,525
Computation of segment performance:
Total revenue	$98,351	$119,898	$186,869	$26,857
Segment revenue adjustment	—	—	—	—
Segment revenue	$98,351	$119,898	$186,869	$26,857
Total costs and expenses	$79,163	$63,869	$163,974	$101,640
Segment expense adjustments:
Stock-based compensation expense	—	—	7,724	2,087
Amortization of acquisition-related intangibles	4,552	—	7,792	—
Compliance-related professional fees	—	—	1,823	25,312
Compliance-related compensation and other expenses	(60)	4	—	1,896
Strategic evaluation related costs	—	—	—	1,375
Litigation settlements and related costs	—	—	—	88
Acquisition-related charges	—	—	341	—
Restructuring and integration charges	—	—	—	1,158
Other	—	—	2,306	19
Segment expense adjustments	4,492	4	19,986	31,935
Segment expenses	74,671	63,865	143,988	69,705
Segment performance	$23,680	$56,033	$42,881	$(42,848)
Interest expense	$—	$—	$(9,071)	$(501)	$—	$(9,572)
Depreciation and amortization	$(5,525)	$(1,157)	$(12,851)	$(2,793)	$—	$(22,326)
Other non-cash items (1)	$—	$—	$(96)	$(328)	$—	$(424)

(1)	Other non-cash items consist of write-downs of property and equipment.

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION (CONTINUED)
(Unaudited)

	Comverse BSS	Comverse VAS	Verint	All Other	Eliminations	Consolidated
	(In thousands)
Fiscal Year Ended January 31, 2012:
Revenue	$365,008	$356,413	$782,648	$90,328	$—	$1,594,397
Intercompany revenue	—	—	—	4,457	(4,457)	—
Total revenue	$365,008	$356,413	$782,648	$94,785	$(4,457)	$1,594,397
Costs and expenses:
Cost of revenue	$199,811	$195,088	$268,361	$81,975	$(71)	$745,164
Intercompany purchases	—	—	—	4,457	(4,457)	—
Research and development, net	60,473	25,416	111,001	16,822	—	213,712
Selling, general and administrative	27,629	11,973	316,808	226,488	(20)	582,878
Other operating expenses	—	—	—	25,608	—	25,608
Total costs and expenses	$287,913	$232,477	$696,170	$355,350	$(4,548)	$1,567,362
Income (loss) from operations	$77,095	$123,936	$86,478	$(260,565)	$91	$27,035
Computation of segment performance:
Total revenue	$365,008	$356,413	$782,648	$94,785
Segment revenue adjustment	—	—	13,599	—
Segment revenue	$365,008	$356,413	$796,247	$94,785
Total costs and expenses	$287,913	$232,477	$696,170	$355,350
Segment expense adjustments:
Stock-based compensation expense	—	—	27,910	9,123
Amortization of acquisition-related intangibles	17,308	—	35,302	—
Compliance-related professional fees	—	—	1,012	36,186
Compliance-related compensation and other expenses	2,203	1,789	—	2,727
Strategic evaluation related costs	—	—	—	11,144
Impairment of property and equipment	170	238	—	1,923
Litigation settlements and related costs	—	—	—	5,772
Acquisition-related charges	—	—	9,061	—
Restructuring and integration charges	—	—	—	20,728
Other	—	—	3,190	(31)
Segment expense adjustments	19,681	2,027	76,475	87,572
Segment expenses	268,232	230,450	619,695	267,778
Segment performance	$96,776	$125,963	$176,552	$(172,993)
Interest expense	$—	$—	$(32,358)	$(974)	$—	$(33,332)
Depreciation and amortization	$(20,609)	$(4,707)	$(53,040)	$(9,726)	$—	$(88,082)
Other non-cash items (1)	$(170)	$(238)	$(270)	$(1,923)	$—	$(2,601)

(1)	Other non-cash items consist of write-downs of property and equipment and capitalized software.

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION (CONTINUED)
(Unaudited)

	Comverse BSS	Comverse VAS	Verint	All Other	Eliminations	Consolidated
	(In thousands)
Fiscal Year Ended January 31, 2011:
Revenue	$340,502	$460,899	$726,799	$95,227	$—	$1,623,427
Intercompany revenue	—	—	—	3,409	(3,409)	—
Total revenue	$340,502	$460,899	$726,799	$98,636	$(3,409)	$1,623,427
Costs and expenses:
Cost of revenue	$192,516	$199,537	$238,344	$88,863	$(747)	$718,513
Intercompany purchases	—	—	—	3,922	(3,922)	—
Research and development, net	63,357	60,156	96,525	33,051	—	253,089
Selling, general and administrative	28,275	25,879	318,825	316,300	27	689,306
Other operating expenses	—	—	—	12,434	—	12,434
Total costs and expenses	$284,148	$285,572	$653,694	$454,570	$(4,642)	$1,673,342
Income (loss) from operations	$56,354	$175,327	$73,105	$(355,934)	$1,233	$(49,915)
Computation of segment performance:
Total revenue	$340,502	$460,899	$726,799	$98,636
Segment revenue adjustment	—	—	—	—
Segment revenue	$340,502	$460,899	$726,799	$98,636
Total costs and expenses	$284,148	$285,572	$653,694	$454,570
Segment expense adjustments:
Stock-based compensation expense	—	—	46,819	10,579
Amortization of acquisition-related intangibles	18,505	—	30,554	—
Compliance-related professional fees	—	—	28,913	132,804
Compliance-related compensation and other expenses	1,557	330	—	2,700
Strategic evaluation related costs	—	—	—	3,065
Litigation settlements and related costs	—	—	—	(17,060)
Acquisition-related charges	—	—	1,690	—
Restructuring and integration charges	—	—	—	29,934
Gain on sale of land	—	—	—	(2,371)
Other	—	—	3,505	(1,402)
Segment expense adjustments	20,062	330	111,481	158,249
Segment expenses	264,086	285,242	542,213	296,321
Segment performance	$76,416	$175,657	$184,586	$(197,685)
Interest expense	$—	$—	$(29,896)	$(917)	$—	$(30,813)
Depreciation and amortization	$(23,402)	$(5,505)	$(48,951)	$(10,734)	$—	$(88,592)
Other non-cash items (1)	$—	$—	$(334)	$(923)	$—	$(1,257)

(1)	Other non-cash items consist of write-downs of property and equipment.

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)
The company revised its reportable segments as a result of the implementation of the Phase II Business Transformation at Comverse and the manner in which its CODM reviews the financial results of Comverse and allocates resources to the Company's operating segments. The company is providing the following additional information, presenting the results of operations of the previous Comverse reportable segment. The company believes that such presentation provides useful information to investors regarding the performance of the company's Comverse subsidiary, including comparability to previously reported financial information. The additional information provided is not a replacement for or a subset of business segment information presented above. The results of operations presented in the column below under “Comverse Other” relate to all the operations of the company's Comverse subsidiary, other than the company's Comverse BSS and Comverse VAS reportable segments and includes the Comverse MI operating segment, Comverse's Netcentrex operations and Comverse's global corporate functions that support its business units. The information presented for “Comverse Other” includes unallocated global corporate function costs that are consistent with prior internal allocation practices. The results of operations of “Comverse Other” are included in the company's “All Other” column.
Comverse performance represents the operating results of the company's Comverse subsidiary without the impact of significant expenditures incurred by Comverse in connection with the efforts to become or remain current in periodic reporting obligations under the federal securities laws which are expected to be eliminated over time as the company enhances its internal finance and accounting personnel to replace external consultants currently assisting it in the preparation of periodic reports, certain non-cash charges, and certain other gains and charges.

	Comverse BSS	Comverse VAS	Comverse Other	Total
	(In thousands)
Three Months Ended January 31, 2012:
Revenue	$86,605	$80,179	$14,014	$180,798
Intercompany revenue	—	—	743	743
Total revenue	$86,605	$80,179	$14,757	$181,541
Costs and expenses:
Cost of revenue	$45,491	$43,763	$14,397	$103,651
Intercompany purchases	—	—	(269)	(269)
Research and development, net	13,506	5,982	760	20,248
Selling, general and administrative	6,855	5,519	29,672	42,046
Other operating expenses	—	—	5,840	5,840
Total costs and expenses	$65,852	$55,264	$50,400	$171,516
Income (loss) from operations	$20,753	$24,915	$(35,643)	$10,025
Computation of Comverse performance:
Total revenue	$86,605	$80,179	$14,757	$181,541
Total costs and expenses	$65,852	$55,264	$50,400	$171,516
Expense adjustments:
Stock-based compensation expense	—	—	989	989
Amortization of acquisition-related intangibles	4,067	—	—	4,067
Compliance-related professional fees	—	—	(3,728)	(3,728)
Compliance-related compensation and other expenses	137	258	842	1,237
Impairment of property and equipment	170	233	653	1,056
Litigation settlements and related costs	—	—	330	330
Restructuring and integration charges	—	—	5,840	5,840
Other	—	—	7	7
Expense adjustments	4,374	491	4,933	9,798
Expenses after adjustments				161,718
Comverse performance				$19,823
Interest expense	$—	$—	$(199)	$(199)
Depreciation and amortization	$(4,652)	$(1,426)	$(2,173)	$(8,251)
Other non-cash items (1)	$(170)	$(238)	$(648)	$(1,056)

(1)	Other non-cash items consist of write-downs of property and equipment.

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION (CONTINUED)
(Unaudited)

	Comverse BSS	Comverse VAS	Comverse Other	Total
	(In thousands)
Three Months Ended January 31, 2011:
Revenue	$98,351	$119,898	$16,608	$234,857
Intercompany revenue	—	—	960	960
Total revenue	$98,351	$119,898	$17,568	$235,817
Costs and expenses:
Cost of revenue	$58,705	$44,452	$16,600	$119,757
Intercompany purchases	—	—	96	96
Research and development, net	14,238	14,960	4,590	33,788
Selling, general and administrative	6,220	4,457	53,541	64,218
Other operating expenses	—	—	1,158	1,158
Total costs and expenses	$79,163	$63,869	$75,985	$219,017
Income (loss) from operations	$19,188	$56,029	$(58,417)	$16,800
Computation of Comverse performance:
Total revenue	$98,351	$119,898	$17,568	$235,817
Total costs and expenses	$79,163	$63,869	$75,985	$219,017
Expense adjustments:
Stock-based compensation expense	—	—	799	799
Amortization of acquisition-related intangibles	4,552	—	—	4,552
Compliance-related professional fees	—	—	18,600	18,600
Compliance-related compensation and other expenses	(60)	4	1,845	1,789
Restructuring and integration charges	—	—	1,158	1,158
Other	—	—	19	19
Expense adjustments	4,492	4	22,421	26,917
Expenses after adjustments				192,100
Comverse performance				$43,717
Interest expense	$—	$—	$(494)	$(494)
Depreciation and amortization	$(5,525)	$(1,157)	$(2,573)	$(9,255)
Other non-cash items (1)	$—	$—	$(328)	$(328)

(1)	Other non-cash items consist of write-downs of property and equipment.

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION (CONTINUED)
(Unaudited)

	Comverse BSS	Comverse VAS	Comverse Other	Total
	(In thousands)
Fiscal Year Ended January 31, 2012:
Revenue	$365,008	$356,413	$46,638	$768,059
Intercompany revenue	—	—	3,098	3,098
Total revenue	$365,008	$356,413	$49,736	$771,157
Costs and expenses:
Cost of revenue	$199,811	$195,088	$72,609	$467,508
Intercompany purchases	—	—	1,359	1,359
Research and development, net	60,473	25,416	8,349	94,238
Selling, general and administrative	27,629	11,973	136,280	175,882
Other operating expenses	—	—	20,728	20,728
Total costs and expenses	$287,913	$232,477	$239,325	$759,715
Income (loss) from operations	$77,095	$123,936	$(189,589)	$11,442
Computation of Comverse performance:
Total revenue	$365,008	$356,413	$49,736	$771,157
Total costs and expenses	$287,913	$232,477	$239,325	$759,715
Expense adjustments:
Stock-based compensation expense	—	—	3,660	3,660
Amortization of acquisition-related intangibles	17,308	—	—	17,308
Compliance-related professional fees	—	—	10,901	10,901
Compliance-related compensation and other expenses	2,203	1,789	2,727	6,719
Impairment of property and equipment	170	238	1,923	2,331
Litigation settlements and related costs	—	—	804	804
Restructuring and integration charges	—	—	20,728	20,728
Other	—	—	(48)	(48)
Expense adjustments	19,681	2,027	40,695	62,403
Expenses after adjustments				697,312
Comverse performance				$73,845
Interest expense	$—	$—	$(953)	$(953)
Depreciation and amortization	$(20,609)	$(4,707)	$(8,849)	$(34,165)
Other non-cash items (1)	$(170)	$(238)	$(1,923)	$(2,331)

(1)	Other non-cash items consist of write-downs of property and equipment.

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION (CONTINUED)
(Unaudited)

	Comverse BSS	Comverse VAS	Comverse Other	Total
	(In thousands)
Fiscal Year Ended January 31, 2011:
Revenue	$340,502	$460,899	$58,831	$860,232
Intercompany revenue	—	—	2,604	2,604
Total revenue	$340,502	$460,899	$61,435	$862,836
Costs and expenses:
Cost of revenue	$192,516	$199,537	$80,831	$472,884
Intercompany purchases	—	—	1,004	1,004
Research and development, net	63,357	60,156	25,304	148,817
Selling, general and administrative	28,275	25,879	215,819	269,973
Other operating expenses	—	—	29,934	29,934
Total costs and expenses	$284,148	$285,572	$352,892	$922,612
Income (loss) from operations	$56,354	$175,327	$(291,457)	$(59,776)
Computation of Comverse performance:
Total revenue	$340,502	$460,899	$61,435	$862,836
Total costs and expenses	$284,148	$285,572	$352,892	$922,612
Expense adjustments:
Stock-based compensation expense	—	—	2,439	2,439
Amortization of acquisition-related intangibles	18,505	—	—	18,505
Compliance-related professional fees	—	—	82,136	82,136
Compliance-related compensation and other expenses	1,557	330	2,655	4,542
Restructuring and integration charges	—	—	29,934	29,934
Gain on sale of land	—	—	(2,371)	(2,371)
Other	—	—	(1,402)	(1,402)
Expense adjustments	20,062	330	113,391	133,783
Expenses after adjustments				788,829
Comverse performance				$74,007
Interest expense	$—	$—	$(900)	$(900)
Depreciation and amortization	$(23,402)	$(5,505)	$(9,798)	$(38,705)
Other non-cash items (1)	$—	$—	$(923)	$(923)

(1)	Other non-cash items consist of write-downs of property and equipment.